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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C  20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (date of earliest event reported):  June 20, 1995
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                           ROTECH MEDICAL CORPORATION
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)





Florida                                      59-2115892
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(State or jurisdiction of                  (I.R.S. Employer
incorporation or organization)             Identification No.)


4506 L.B. McLeod Road, Suite F, Orlando, Florida   32811
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(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (407) 841-2115
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Not Applicable
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(former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c).  Exhibits.

          2.1 Subscription Agreement and Investment Intent Letter for Partnership Interest in Marshall-Bell, Limited dated June 2, 1995 between the Registrant and Marshall-Bell, Limited, Agreement for the Sale of Partnership Interest between the Registrant and The Marshall Family Charitable Remainder Trust, Agreement for the Sale of Partnership Interest dated June 5, 1995 between the Registrant and Sheila A. Bell and the Agreement for the Sale of Partnership Interest dated June 5, 1995 between the Registrant and Thomas D. Marshall (collectively referred to as "Agreements"). Pursuant to Item 601(b)(2) of Regulation S-K, schedules to these Agreements have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of such schedules to the Commission upon request.
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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment of Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                              RoTech Medical Corporation,
                                              a Florida Corporation


Dated:  June 30, 1995                          By: /s/ Rebecca R. Irish
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                                                   Rebecca R. Irish, Treasurer
                                                   and Chief Financial Officer